EXHIBIT 10.3
GRANT OF SECURITY INTEREST
IN PATENTS AND TRADEMARKS
     THIS GRANT OF SECURITY INTEREST (“Grant”), effected as of March 15, 2006, is executed by Digital Recorders, Inc., a North Carolina corporation, Digital Audio Corporation, a North Carolina corporation and Twin Vision of North America, Inc. (collectively, the “Grantor”), in favor of Laurus Master Fund, Ltd. (the “Secured Party”).
     A. Pursuant to a Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantor, certain other Companies (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor and the other Companies have granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide financial accommodations to Digital Recorders, Inc.
     B. The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the “Trademarks”), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the “Patents”).
     C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the “T&P Collateral”), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).
     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:
     1. The Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.
     2. The Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor’s expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor’s attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the
Grant

Secured Party may determine to be necessary or desirable to evidence the Secured Party’s security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.
     3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
     4. The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party’s security interest in the T&P Collateral.
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Grant	2

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.

DIGITAL RECORDERS, INC.

By:

Name:
Title:

DIGITAL AUDIO CORPORATION

By:

Name:
Title:

TWIN VISION OF NORTH AMERICA, INC.

By:

Name:
Title:

Grant	3

LAURUS MASTER FUND, LTD.

By:

Name:
Title:

Grant	4

SCHEDULE 1 TO GRANT OF SECURITY INTEREST
REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

							Registration
					Application	Application	or Grant
Title	Country	Business Unit	Owner/Applicant	Docket No.	Number	Date	Number	Grant Date	Type	Status
DAC & Design	USA	Digital Audio Corporation	Digital Recorders, Inc.	700800/3013	75/763,900	7/29/1999	2,391,432	10/3/2000	Trademark	Registered
Digital Recorders & Design	USA	Digital Recorders	Digital Recorders, Inc.	700800/3022	76/354,124	12/31/2001	2,683,020	2/4/2003	Trademark	Registered
DR500C+	USA	Digital Recorders	Digital Recorders, Inc.	700800/3026	76/551,985	10/14/2003	2,902,980	11/16/2004	Trademark	Registered
DR600	USA	Digital Recorders	Digital Recorders, Inc.	700800/3027	76/545,891	9/22/2003	3,018,300	11/22/2005	Trademark	Registered
ELYSE	USA	TwinVision na, Inc.	Digital Recorders, Inc.	700800/3005	75/181,268	10/15/1996	2,166,496	6/16/1998	Trademark	Registered
QuickEnhance	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3023	78/105,184	1/28/2002	2,972,648	7/19/2005	Trademark	Registered

Retainer Clip for Ribbon Cable Connectors	USA	TwinVision na, Inc.	Digital Recorders, Inc.	700800/1011	10/822,974	4/13/2004	6,851,964	2/8/2005	U.S. Patent	Granted
SSABR	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3018	78/045,100	1/26/2001	2,644,546	10/29/2002	Trademark	Registered
SSABR & Design	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3021	78/063,631	5/15/2001	2,644,607	10/29/2002	Trademark	Registered
Talking Bus	USA	Digital Recorders	Digital Recorders, Inc.	700800/3009	74/247,475	2/19/1992	1,796,858	10/5/1993	Trademark	Registered
TwinVision	USA	TwinVision na, Inc.	Digital Recorders, Inc.	700800/3004	75/157,950	8/29/1996	2,166,426	6/16/1998	Trademark	Registered
Urban Transit Vehicle Microphone Housing	USA	Digital Recorders	Digital Recorders	700800/4002	29/113,345	11/4/1999	DES429719	8/22/2000	U.S. Patent	Granted
Grant

SCHEDULE 2 TO GRANT OF SECURITY INTEREST
PATENTS AND PATENT APPLICATIONS

Registration
					Application	Application	or Grant
Title	Country	Business Unit	Owner/Applicant	Docket No.	Number	Date	Number	Grant Date	Type	Status
Advanced Technology. Enhancing Mobility. Enabling Security	USA	DRI Public Company	Digital Recorders, Inc.	700800/3031	78/635,663	5/24/2005			Trademark	Pending
DR Generation-600	USA	Digital Recorders	Digital Recorders, Inc.	700800/3034	78/709,995	9/9/2005			Trademark	Pending
LED Sign Cover and Method of Manufacture	USA	TwinVision na, Inc.	Digital Recorders, Inc.	700800/1012	10/869,305	6/16/2004			U.S. Patent	Pending
LiveLook-In	USA	Digital Recorders	Digital Recorders, Inc.	700800/3041	78/771,572	12/12/2005			Trademark	Pending
Public Address System and Method for an Urban Transit Vehicle	USA	Digital Recorders	Digital Recorders, Inc.	700800/1013	10/880,811	6/30/2004			U.S. Patent	Pending
Public Address System and Method for an Urban Transit Vehicle	USA	Digital Recorders	Digital Recorders, Inc.	700800/1008	10/417,383	4/16/2003			U.S. Patent	Pending

Rapid Messaging Protocol Wireless Network Data Communication System	USA	Digital Recorders	Digital Recorders, Inc.	700800/1017	60/749,740	12/13/2005			Patent	Pending

Security System for Urban Transit Vehicles	USA	Digital Recorders	Digital Recorders, Inc.	700800/1016	60/713,414	9/1/2005			Patent	Pending
Tomorrow’s Technology Coloring Today’s Transit	USA	TwinVision na, Inc.	TwinVision na, Inc.	700800/3030	76/636,317	4/18/2005			Trademark	Pending
VacTell	USA	Digital Recorders	Digital Recorders, Inc.	700800/3033	78/688,045	8/8/2005			Trademark	Pending
VacTell	Australia	Digital Recorders	Digital Recorders, Inc.	700800/3037	1083428	10/31/2005			Trademark	Pending
VacTell	Brazil	Digital Recorders	Digital Recorders, Inc.	700800/3038	827964331	12/2/2005			Trademark	Pending
VacTell	European Community	Digital Recorders	Digital Recorders, Inc.	700800/3036	4689543	10/28/2005			Trademark	Pending
VacTell	Mexico	Digital Recorders	Digital Recorders, Inc.	700800/3039	748788	11/4/2005			Trademark	Pending
VacTell	Canada	Digital Recorders	Digital Recorders, Inc.	700800/3035	1277913	11/1/2005			Trademark	Pending
Grant

STATE OF                                         )
                                                            ) ss.:
COUNTY OF                                     )
          On this                      day of                                         ,                     , before me personally came                         who, being by me duly sworn, did state as follows: that [s]he is                                          of [Insert Name of Grantor] that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.

Notary Public
Grant

STATE OF                                         )
                                                            ) ss.:
COUNTY OF                                     )
          On this                     day of                                         ,                     , before me personally came                           who, being by me duly sworn, did state as follows: that [s]he is                                          of Laurus Master Fund, Ltd., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public
Grant

SCHEDULE 1 TO GRANT OF SECURITY INTEREST
REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

					Application	Application	Registration
Title	Country	Business Unit	Owner/Applicant	Docket No.	Number	Date	Grant Number	Grant Date	Type	Status
DAC& Design	USA	Digital Audio Corporation	Digital Recorders, Inc.	700800/3013	75/763,900	7/29/1999	2,391,432	10/3/2000	Trademark	Registered
Digital Recorders & Design	USA	Digital Recorders	Digital Recorders, Inc.	700800/3022	76/354,124	12/31/2001	2,683,020	2/4/2003	Trademark	Registered
DR500C+	USA	Digital Recorders	Digital Recorders, Inc.	700800/3026	76/551,985	10/14/2003	2,902,980	11/16/2004	Trademark	Registered
DR600	USA	Digital Recorders	Digital Recorders, Inc.	700800/3027	76/545,891	9/22/2003	3,018,300	11/22/2005	Trademark	Registered
ELYSE	USA	Twin Vision na, Inc.	Digital Recorders, Inc.	700800/3005	75/181,268	10/15/1996	2,166,496	6/16/1998	Trademark	Registered
QuickEnhance	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3023	78/105,184	1/28/2002	2,972,648	7/19/2005	Trademark	Registered

Retainer Clip for Ribbon Cable Connectors	USA	Twin Vision na, Inc.	Digital Recorders, Inc.	700800/1011	10/822,974	4/13/2004	6,851,964	2/8/2005	U.S.Patent	Granted
SSABR	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3018	78/045,100	1/26/2001	2,644,546	10/29/2002	Trademark	Registered
SSABR& Design	USA	Digital Audio Corporation	Digital Audio Corporation	700800/3021	78/063,631	5/15/2001	2,644,607	10/29/2002	Trademark	Registered
Talking Bus	USA	Digital Recorders	Digital Recorders, Inc.	700800/3009	74/247,475	2/19/1992	1,796,858	10/5/1993	Trademark	Registered
Twin Vision	USA	Twin Vision na, Inc.	Digital Recorders, Inc.	700800/3004	75/157,950	8/29/1996	2,166,426	6/16/1998	Trademark	Registered
Urban Transit Vehicle Microphone Housing	USA	Digital Recorders	Digital Recorders	700800/4002	29/113,345	11/4/1999	DES429719	8/22/2000	U.S. Patent	Granted
Grant

SCHEDULE 2 TO GRANT OF SECURITY INTEREST
PATENTS AND PATENT APPLICATIONS

					Application	Application	Registration
Title	Country	Business Unit	Owner/Applicant	Docket No.	Number	Date	Grant Number	Grant Date	Type	Status
Advanced Technology, Enhancing Mobility, Enabling Security.	USA	DRI Public Company	Digital Recorders, Inc.	700800/3031	78/635,663	5/24/2005			Trademark	Pending
DR Generation-600	USA	Digital Recorders	Digital Recorders, Inc.	700800/3034	78/709,995	9/9/2005			Trademark	Pending
LED Sign Cover and Method of Manufacture	USA	Twin Vision na. Inc.	Digital Recorders, Inc.	700800/1012	10/869,305	6/16/2004			U.S. Patent	Pending
LiveLook-In	USA	Digital Recorders	Digital Recorders, Inc.	700800/3041	78/771,572	12/12/2005			Trademark	Pending
Public Address System and Method for an Urban Transit Vehicle	USA	Digital Recorders	Digital Recorders, Inc.	700800/1013	10/880,811	6/30/2004			U.S. Patent	Pending
Public Address System and Method for an Urban Transit Vehicle	USA	Digital Recorders	Digital Recorders, Inc.	700800/1008	10/417,383	4/16/2003			U.S. Patent	Pending

Rapid Messaging Protocol Wireless Network Data Communication System	USA	Digital Recorders	Digital Recorders, Inc.	700800/1017	60/749,740	12/13/2005			Palent	Pending

Security System for Urban Transit Vehicles	USA	Digital Recorders	Digital Recorders, Inc.	700800/1016	60/713,414	9/1/2005			Patent	Pending
Tomorrow’s Technology Coloring Today’s Transit	USA	TwinVision na, Inc.	TwinVision na, Inc.	700800/3030	76/636,317	4/18/2005			Trademark	Pending
VacTell	USA	Digital Recorders	Digital Recorders, Inc.	700800/3033	78/688,045	8/8/2005			Trademark	Pending
VacTell	Australia	Digital Recorders	Digital Recorders, Inc.	700800/3037	1083428	10/31/2005			Trademark	Pending
VacTell	Brazil	Digital Recorders	Digital Recorders, Inc.	700800/3038	827964331	12/2/2005			Trademark	Pending
VacTell	European Community	Digital Recorders	Digital Recorders, Inc.	700800/3036	4689543	10/28/2005			Trademark	Pending
VaeTell	Mexico	Digital Recorders	Digital Recorders, Inc.	700800/3039	748788	11/4/2005			Trademark	Pending
VacTell	Canada	Digital Recorders	Digital Recorders, Inc.	700800/3035	1277913	11/1/2005			Trademark	Pending
Grant